UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018

Guidewire Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800

Foster City, CA 94404

(Address of principal executive offices, including zip code)

(650) 357-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01	Financial Statements and Exhibits.

Guidewire Software, Inc. (the “Company”) previously announced the completion of its acquisitions of ISCS, Inc. (the “ISCS Acquisition”) and Cyence Inc. (the “Cyence Acquisition”) in its Current Reports on Form 8-K filed on February 17, 2017 and November 2, 2017, respectively.

The Company is filing certain financial statements of a business acquired and certain pro forma financial information related to the ISCS Acquisition and the Cyence Acquisition as an exhibit to this Current Report on Form 8-K.

(a) Interim Unaudited Condensed Consolidated Financial Statements of Business Acquired.

The Interim Unaudited Condensed Consolidated Financial Statements of Cyence Inc. for the nine months ended October 31, 2017 and 2016 are filed herewith as Exhibit 99.1. The Company previously filed audited financial statements of Cyence Inc. as of and for the year ended January 31, 2017 and unaudited condensed interim financial statements of Cyence Inc. as of and for the six months ended July 31, 2017 and 2016, as exhibits to its Current Report on Form 8-K/A, as filed on January 9, 2018.

(b) Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined statement of operations for the six months ended January 31, 2018, reflecting the Cyence Acquisition, and the unaudited pro forma condensed combined statement of operations for the year ended July 31, 2017, reflecting the Cyence Acquisition and the ISCS Acquisition, are filed as Exhibit 99.2 hereto. Such unaudited pro forma condensed combined statements of operations are not necessarily indicative of the operating results or financial position that actually would have been achieved if the ISCS Acquisition or the Cyence Acquisition, as applicable, had been in effect on the date indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company, ISCS, Inc. and Cyence Inc. The Company previously filed unaudited pro forma financial statements for the ISCS Acquisition as of and for the three months ended October 31, 2016, and for the year ended July 31, 2016, as an exhibit to its Current Report on Form 8-K/A, as filed on April 26, 2017. The Company previously filed unaudited pro forma financial statements for the Cyence Acquisition as of and for the year ended July 31, 2017, as an exhibit to its Current Report on Form 8-K/A, as filed on January 9, 2018.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Interim Unaudited Condensed Consolidated Financial Statements of Cyence Inc. for the nine months ended October 31, 2017 and 2016.

99.2	Unaudited Pro Forma Condensed Combined Statement of Operations of Guidewire Software, Inc. for the six months ended January 31, 2018, and the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended July 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Richard Hart
Richard Hart
Chief Financial Officer

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